EXHIBIT 99.1
ProPetro to Present at the J.P. Morgan 2023 Energy, Power, and Renewables Conference

MIDLAND, Texas – June 21, 2023 – ProPetro Holding Corp. (“ProPetro” or the “Company”) (NYSE: PUMP) today announced that Sam Sledge, the Company’s Chief Executive Officer, will present at the J.P. Morgan Energy, Power & Renewables Conference on Thursday, June 22, 2023, at 2:20 p.m. EDT.

The Company has published an updated Investor Presentation that will be used in Mr. Sledge’s presentation. The Investor Presentation is available on the Investor Relations page of the Company’s website.

About ProPetro
ProPetro Holding Corp. is a Midland, Texas-based oilfield services company providing premium completions services to leading upstream oil and gas companies engaged in the exploration and production of North American unconventional oil and natural gas resources. We help bring reliable energy to the world. For more information visit www.propetroservices.com.
Forward-Looking Statements
Except for historical information contained herein, the statements and information in this news release and the investor presentation described above together with the remarks at the conference described above are forward-looking statements that are made pursuant to the Safe Harbor Provisions of the Private Securities Litigation Reform Act of 1995. Statements that are predictive in nature, that depend upon or refer to future events or conditions or that include the words “may,” “could,” “plan,” “project,” “budget,” “predict,” “pursue,” “target,” “seek,” “objective,” “believe,” “expect,” “anticipate,” “intend,” “estimate,” and other expressions that are predictions of, or indicate, future events and trends and that do not relate to historical matters identify forward‑looking statements. Our forward‑looking statements include, among other matters, statements about the supply of and demand for hydrocarbons, our business strategy, industry, projected financial results and future financial performance, expected fleet utilization, sustainability efforts, the future performance of newly improved technology, expected capital expenditures, the impact of such expenditures on our performance and capital programs, our fleet conversion strategy and the Company’s share repurchase program, the projected timing, purchase price and number of shares purchased under such program, the sources of funds under the repurchase program and the impacts of the repurchase program. A forward‑looking statement may include a statement of the assumptions or bases underlying the forward‑looking statement. We believe that we have chosen these assumptions or bases in good faith and that they are reasonable.
Although forward‑looking statements reflect our good faith beliefs at the time they are made, forward-looking statements are subject to a number of risks and uncertainties that may cause actual events and results to differ materially from the forward-looking statements. These risks and uncertainties include the timing and amount of any repurchases made pursuant to the share repurchase program. Factors that could cause actual results to differ materially from those in the forward-looking statements include the volatility of and recent declines in oil prices, the operational disruption and market volatility resulting from the global macroeconomic uncertainty related to the Russia-Ukraine war, general economic conditions, including the impact of

EXHIBIT 99.1
continued inflation, central bank policy actions, bank failures, and the risk of a global recession, and other factors described in the Company's Annual Report on Form 10-K and Quarterly Reports on Form 10-Q, particularly the “Risk Factors” sections of such filings, and other filings with the Securities and Exchange Commission (the “SEC”). In addition, the Company may be subject to currently unforeseen risks that may have a materially adverse impact on it, including matters related to shareholder litigation. Accordingly, no assurances can be given that the actual events and results will not be materially different than the anticipated results described in the forward-looking statements. Readers are cautioned not to place undue reliance on such forward-looking statements and are urged to carefully review and consider the various disclosures made in the Company’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and other filings made with the SEC from time to time that disclose risks and uncertainties that may affect the Company’s business. The forward-looking statements in this news release are made as of the date of this news release. ProPetro does not undertake, and expressly disclaims, any duty to publicly update these statements, whether as a result of new information, new developments or otherwise, except to the extent that disclosure is required by law.

Investor Contacts:

David Schorlemer
Chief Financial Officer
david.schorlemer@propetroservices.com
432-227-0864

Matt Augustine
Director, Corporate Development & Investor Relations
matt.augustine@propetroservices.com
432-848-0871